Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Portfolio Overview S-8 Owned Development Update S-9 Third-Party Development Update S-10 Management Services Update S-11 Capital Structure S-12 Interest Coverage S-13 Capital Allocation – Long Term Funding Plan (2021-2023) S-14 2021 Outlook - Summary S-15 2021 Outlook - Changes from Previous Guidance S-16 Detail of Property Groupings S-17 Definitions S-18 Investor Information S-20 Table of Contents Q3 Supplemental Package October 25, 2021 Exhibit 99.2

Financial Highlights
($ in thousands, except share and per share data)

Operating Data	Three Months Ended September 30,				Nine Months Ended September 30,			
	2021	2020	$ Change	% Change	2021	2020	$ Change	% Change
Total revenues	$ 228,877	$ 202,675	$ 26,202	12.9%	$ 670,120	$ 637,626	$ 32,494	5.1%
Operating income	17,335	8,235	9,100	110.5%	83,173	136,233	(53,060)	(38.9%)
Net (loss) income attributable to ACC	(11,439)	(19,515)	8,076	(41.4%)	(5,223)	47,996	(53,219)	(110.9%)
Net (loss) income per share - basic	(0.09)	(0.15)			(0.05)	0.34		
Net (loss) income per share - diluted	(0.09)	(0.15)			(0.05)	0.33		
Funds From Operations ("FFO") [1]	55,380	45,000	10,380	23.1%	193,255	191,188	2,067	1.1%
FFO per share - diluted [1]	0.39	0.32	0.07	21.9%	1.38	1.37	0.01	0.7%
Funds From Operations - Modified ("FFOM") [1]	56,914	45,248	11,666	25.8%	195,148	193,722	1,426	0.7%
FFOM per share - diluted [1]	0.40	0.32	0.08	25.0%	1.39	1.39	—	—%

Market Capitalization and Unsecured Notes Covenants [2]	September 30, 2021	December 31, 2020
Debt to total market capitalization	35.4%	37.8%
Net debt to EBITDA [3]	8.3x	8.3x
Unencumbered asset value to total asset value	88.3%	86.5%
Total debt to total asset value	41.7%	41.2%
Secured debt to total asset value	6.3%	7.4%
Unencumbered asset value to unsecured debt	249.3%	255.3%
Interest coverage [3]	3.5x	3.5x

1. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure.
2. Refer to the definitions outlined on pages S-18 and S-19 for detailed definitions of terms appearing on this page.
3. Refer to calculations on page S-13, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.

S-1

Consolidated Balance Sheets ($ in thousands) S-2 September 30, 2021 December 31, 2020 (unaudited) Assets Investments in real estate Owned properties, net $ 6,709,528 $ 6,721,744 On-campus participating properties, net 65,813 69,281 Investments in real estate, net 6,775,341 6,791,025 Cash and cash equivalents 42,073 54,017 Restricted cash 20,163 19,955 Student contracts receivable, net 22,188 11,090 Operating lease right of use assets 1 456,871 457,573 Other assets 1 232,083 197,500 Total assets $ 7,548,719 $ 7,531,160 Liabilities and equity Liabilities Secured mortgage and bond debt, net $ 562,343 $ 646,827 Unsecured notes, net 2,378,380 2,375,603 Unsecured term loan, net 199,736 199,473 Unsecured revolving credit facility 577,000 371,100 Accounts payable and accrued expenses 98,380 85,070 Operating lease liabilities 2 494,397 486,631 Other liabilities 2 191,251 185,352 Total liabilities 4,501,487 4,350,056 Redeemable noncontrolling interests 27,405 24,567 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,390 1,375 Additional paid in capital 4,538,210 4,472,170 Common stock held in rabbi trust (4,711) (3,951) Accumulated earnings and dividends (1,534,660) (1,332,689) Accumulated other comprehensive loss (17,236) (22,777) Total American Campus Communities, Inc. and 2,982,993 3,114,128 Subsidiaries stockholders' equity Noncontrolling interests - partially owned properties 36,834 42,409 Total equity 3,019,827 3,156,537 Total liabilities and equity $ 7,548,719 $ 7,531,160 1. For purposes of calculating net asset value ("NAV") at September 30, 2021, the company excludes other assets of approximately $8.4 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases, as well as operating lease right of use assets disclosed above. 2. For purposes of calculating NAV at September 30, 2021, the company excludes other liabilities of approximately $72.1 million related to deferred revenue and fee income, as well as operating lease liabilities disclosed above.

Consolidated Statements of Comprehensive Income

(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Three Months $ Change	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Nine Months $ Change
Revenues						
Owned properties	$ 219,413	$ 192,332	$ 27,081	$ 637,480	$ 602,631	$ 34,849
On-campus participating properties	6,067	5,386	681	20,246	20,196	50
Third-party development services	938	2,186	(1,248)	3,763	5,531	(1,768)
Third-party management services	2,459	2,771	(312)	8,631	9,268	(637)
Total revenues	**228,877**	**202,675**	**26,202**	**670,120**	**637,626**	**32,494**
Operating expenses (income)						
Owned properties	117,176	106,518	10,658	306,870	284,741	22,129
On-campus participating properties	4,120	3,783	337	10,689	10,357	332
Third-party development and management services	4,990	5,061	(71)	15,377	16,245	(868)
General and administrative [1]	10,309	8,638	1,671	35,563	28,563	7,000
Depreciation and amortization	69,445	67,369	2,076	206,303	199,979	6,324
Ground/facility leases	5,502	3,071	2,431	12,145	10,033	2,112
Gain from disposition of real estate	—	—	—	—	(48,525)	48,525
Total operating expenses	**211,542**	**194,440**	**17,102**	**586,947**	**501,393**	**85,554**
Operating income	**17,335**	**8,235**	**9,100**	**83,173**	**136,233**	**(53,060)**
Nonoperating income (expenses)						
Interest income	387	855	(468)	959	2,576	(1,617)
Interest expense	(29,271)	(29,056)	(215)	(87,488)	(84,007)	(3,481)
Amortization of deferred financing costs	(1,470)	(1,349)	(121)	(4,207)	(3,891)	(316)
Loss from extinguishment of debt [2]	—	—	—	—	(4,827)	4,827
Other nonoperating income	—	264	(264)	157	264	(107)
Total nonoperating expenses	**(30,354)**	**(29,286)**	**(1,068)**	**(90,579)**	**(89,885)**	**(694)**
(Loss) income before income taxes	(13,019)	(21,051)	8,032	(7,406)	46,348	(53,754)
Income tax provision	(340)	(373)	33	(1,021)	(1,133)	112
Net (loss) income	**(13,359)**	**(21,424)**	**8,065**	**(8,427)**	**45,215**	**(53,642)**
Net loss attributable to noncontrolling interests	1,920	1,909	11	3,204	2,781	423
Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders	**$ (11,439)**	**$ (19,515)**	**$ 8,076**	**$ (5,223)**	**$ 47,996**	**$ (53,219)**
Other comprehensive income (loss)						
Change in fair value of interest rate swaps and other	1,672	1,851	(179)	5,541	(7,668)	13,209
Comprehensive (loss) income	**$ (9,767)**	**$ (17,664)**	**$ 7,897**	**$ 318**	**$ 40,328**	**$ (40,010)**
Net (loss) income per share attributable to ACC, Inc. and Subsidiaries common stockholders						
Basic	**$ (0.09)**	**$ (0.15)**		**$ (0.05)**	**$ 0.34**	
Diluted	**$ (0.09)**	**$ (0.15)**		**$ (0.05)**	**$ 0.33**	
Weighted-average common shares outstanding						
Basic	**139,068,939**	**137,632,091**		**138,283,616**	**137,574,485**	
Diluted	**139,068,939**	**137,632,091**		**138,283,616**	**138,678,713**	

1. The three and nine months ended September 30, 2021 amounts include $0.8 million and $2.6 million respectively in accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021. The nine months ended September 30, 2021 amount also includes $2.0 million related to the settlement of a litigation matter and $0.9 million in consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting. The nine months ended September 30, 2020 amount includes $1.1 million related to the settlement of a litigation matter.
2. The nine months ended September 30, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020.

S-3

Consolidated Statements of Funds from Operations ("FFO")
(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Three Months $ Change	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Nine Months $ Change
Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders	$ (11,439)	$ (19,515)	$ 8,076	$ (5,223)	$ 47,996	$ (53,219)
Noncontrolling interests' share of net loss	(1,920)	(1,909)	(11)	(3,204)	(2,781)	(423)
Joint Venture ("JV") partners' share of FFO						
JV partners' share of net loss	1,896	1,857	39	3,230	2,987	243
JV partners' share of depreciation and amortization	(1,903)	(1,944)	41	(5,697)	(5,836)	139
	(7)	(87)	80	(2,467)	(2,849)	382
Gain from disposition of real estate	—	—	—	—	(48,525)	48,525
Total depreciation and amortization	69,445	67,369	2,076	206,303	199,979	6,324
Corporate depreciation [1]	(699)	(858)	159	(2,154)	(2,632)	478
FFO attributable to common stockholders and OP unitholders	**55,380**	**45,000**	**10,380**	**193,255**	**191,188**	**2,067**
Elimination of operations of on-campus participating properties ("OCPPs")						
Net loss (income) from OCPPs	1,458	1,294	164	(361)	(206)	(155)
Amortization of investment in OCPPs	(1,969)	(1,883)	(86)	(6,050)	(5,965)	(85)
	54,869	44,411	10,458	186,844	185,017	1,827
Modifications to reflect operational performance of OCPPs						
Our share of net cashflow [2]	961	518	443	1,634	1,632	2
Management fees and other	333	319	14	1,135	1,146	(11)
Contribution from OCPPs	1,294	837	457	2,769	2,778	(9)
Elimination of loss from extinguishment of debt [3]	—	—	—	—	4,827	(4,827)
Executive retirement charges [4]	751	—	751	2,588	—	2,588
Elimination of litigation settlement expense [5]	—	—	—	2,033	1,100	933
Stockholder engagement and other proxy advisory costs [6]	—	—	—	914	—	914
Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders	**$ 56,914**	**$ 45,248**	**$ 11,666**	**$ 195,148**	**$ 193,722**	**$ 1,426**
FFO per share - diluted	**$ 0.39**	**$ 0.32**		**$ 1.38**	**$ 1.37**	
FFOM per share - diluted	**$ 0.40**	**$ 0.32**		**$ 1.39**	**$ 1.39**	
Weighted-average common shares outstanding - diluted	**140,747,950**	**139,235,064**		**140,015,436**	**139,182,430**	

1. Represents depreciation on corporate assets not added back for purposes of calculating FFO.
2. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal), and capital expenditures which is included in ground/ facility leases expense in the accompanying consolidated statements of comprehensive income.
3. The nine months ended September 30, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020.
4. Represents accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021.
5. Represents expenses associated with settlements of litigation matters that are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income.
6. Represents consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting.

S-4

Owned Properties Results of Operations[1]
($ in thousands)

	Three Months Ended September 30, 2021	2020	$ Change	% Change	Nine Months Ended September 30, 2021	2020	$ Change	% Change
Owned properties revenues								
Same store properties	$ 207,371	$ 191,149	$ 16,222	8.5%	$ 618,211	$ 598,461	$ 19,750	3.3%
New properties	12,042	1,183	10,859		19,269	1,469	17,800	
Sold properties and other[2]	—	—	—		—	2,701	(2,701)	
Total revenues	**$ 219,413**	**$ 192,332**	**$ 27,081**	**14.1%**	**$ 637,480**	**$ 602,631**	**$ 34,849**	**5.8%**
Owned properties operating expenses								
Same store properties[3]	$ 111,618	$ 104,487	$ 7,131	6.8%	$ 295,591	$ 280,442	$ 15,149	5.4%
New properties	5,493	1,849	3,644		11,072	2,999	8,073	
Sold properties and other[2]	65	182	(117)		207	1,300	(1,093)	
Total operating expenses	**$ 117,176**	**$ 106,518**	**$ 10,658**	**10.0%**	**$ 306,870**	**$ 284,741**	**$ 22,129**	**7.8%**
Owned properties net operating income (loss)								
Same store properties	$ 95,753	$ 86,662	$ 9,091	10.5%	$ 322,620	$ 318,019	$ 4,601	1.4%
New properties	6,549	(666)	7,215		8,197	(1,530)	9,727	
Sold properties and other[2]	(65)	(182)	117		(207)	1,401	(1,608)	
Total net operating income	**$ 102,237**	**$ 85,814**	**$ 16,423**	**19.1%**	**$ 330,610**	**$ 317,890**	**$ 12,720**	**4.0%**

1. Refer to page S-17 for detail of our store groupings.
2. Includes one property sold in 2020, as well as professional fees related to the operation of consolidated joint ventures that are included in owned properties operating expenses in the accompanying consolidated statements of comprehensive income (refer to page S-3). Does not include the allocation of payroll and other administrative costs related to corporate management and oversight.
3. Refer to page S-6 for detail of same store operating expenses.

S-5

Same Store Owned Properties Operating Expenses [1,2]
($ in thousands, except per bed amounts)

	Three Months Ended September 30,							
	2021					2020		
	Total	Per Bed	$ Change From Prior Year	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 22,570	$ 238	$ 222	1.0%	21%	$ 22,348	$ 236	22%
Payroll	21,595	226	384	1.8%	20%	21,211	222	20%
General & administrative and other	20,389	214	1,669	8.9%	18%	18,720	196	18%
Utilities	18,403	193	565	3.2%	16%	17,838	187	17%
Repairs and maintenance	21,292	223	3,059	16.8%	19%	18,233	191	17%
Marketing	3,707	39	631	20.5%	3%	3,076	32	3%
Insurance	3,662	38	601	19.6%	3%	3,061	32	3%
Total same store owned operating expenses	**$ 111,618**	**$ 1,171**	**$ 7,131**	**6.8%**	**100%**	**$ 104,487**	**$ 1,096**	**100%**
Same store owned beds	**95,351**							

	Nine Months Ended September 30,							
	2021					2020		
	Total	Per Bed	$ Change From Prior Year	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 68,472	$ 718	$ 1,054	1.6%	24%	$ 67,418	$ 706	24%
Payroll	58,116	609	1,979	3.5%	20%	56,137	589	20%
General & administrative and other	57,199	600	1,638	3.0%	19%	55,561	583	20%
Utilities	54,324	570	1,538	2.9%	18%	52,786	554	19%
Repairs and maintenance	36,744	385	6,190	20.3%	12%	30,554	320	11%
Marketing	10,549	111	1,098	11.6%	4%	9,451	99	3%
Insurance	10,187	107	1,652	19.4%	3%	8,535	90	3%
Total same store owned operating expenses	**$ 295,591**	**$ 3,100**	**$ 15,149**	**5.4%**	**100%**	**$ 280,442**	**$ 2,941**	**100%**
Same store owned beds	**95,351**							

1. Refer to the definition of operating expenses on page S-19 for a detailed description of items included in the various expense categories.
2. Refer to page S-17 for detail of our same store groupings.

S-6

Seasonality of Operations[1]
($ in thousands, except per bed amounts)

	Three Months Ended September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	Total/Weighted Average-Last 12 Months
2021 Same Store Properties						
Average number of owned beds	95,351	95,351	95,351	95,351	95,351	95,351
Average physical occupancy for the quarter	*84.6%*	*90.5%*	*90.3%*	*83.9%*	*86.4%*	*87.8%*
Rental revenue per occupied bed per month[2]	$ 745	$ 786	$ 786	$ 768	$ 775	$ 779
Rental revenue	$ 180,243	$ 203,449	$ 203,038	$ 184,244	$ 191,476	$ 782,207
Other income[3]	10,906	11,272	12,094	11,464	15,895	50,725
Total revenue	$ 191,149	$ 214,721	$ 215,132	$ 195,708	$ 207,371	$ 832,932
Property operating expenses	104,487	91,290	91,516	92,457	111,618	386,881
Net operating income	$ 86,662	$ 123,431	$ 123,616	$ 103,251	$ 95,753	$ 446,051
Operating margin	*45.3%*	*57.5%*	*57.5%*	*52.8%*	*46.2%*	*53.6%*
2021 New Properties						
Average number of owned beds	1,863	2,483	3,467	4,481	6,140	4,143
Average physical occupancy for the quarter	*13.6%*	*14.6%*	*14.6%*	*16.0%*	*70.4%*	*35.7%*
Rental revenue per occupied bed per month[2]	$ 1,388	$ 1,198	$ 1,339	$ 1,175	$ 859	$ 959
Rental revenue	$ 1,055	$ 1,303	$ 2,033	$ 2,527	$ 11,133	$ 16,996
Other income[3]	128	2,044	1,279	1,388	909	5,620
Total revenue	$ 1,183	$ 3,347	$ 3,312	$ 3,915	$ 12,042	$ 22,616
Property operating expenses	1,849	2,342	2,404	3,175	5,493	13,414
Net operating (loss) income	$ (666)	$ 1,005	$ 908	$ 740	$ 6,549	$ 9,202
Operating margin	*(56.3%)*	*30.0%*	*27.4%*	*18.9%*	*54.4%*	*40.7%*
ALL PROPERTIES						
Average number of owned beds	97,214	97,834	98,818	99,832	101,491	99,494
Average physical occupancy for the quarter	*83.2%*	*88.6%*	*87.6%*	*80.9%*	*85.4%*	*85.6%*
Rental revenue per occupied bed per month[2]	$ 747	$ 787	$ 790	$ 771	$ 779	$ 782
Rental revenue	$ 181,298	$ 204,752	$ 205,071	$ 186,771	$ 202,609	$ 799,203
Other income[3]	11,034	13,316	13,373	12,852	16,804	56,345
Total revenue	$ 192,332	$ 218,068	$ 218,444	$ 199,623	$ 219,413	$ 855,548
Property operating expenses	106,336	93,632	93,920	95,632	117,111	400,295
Net operating income	$ 85,996	$ 124,436	$ 124,524	$ 103,991	$ 102,302	$ 455,253
Operating margin	*44.7%*	*57.1%*	*57.0%*	*52.1%*	*46.6%*	*53.2%*
Sold properties and other[4]						
Total revenue	$ —	$ —	$ —	$ —	$ —	$ —
Property operating expenses	182	81	71	71	65	288
Net operating loss	$ (182)	$ (81)	$ (71)	$ (71)	$ (65)	$ (288)

1. Refer to page S-17 for detail of our store groupings.
2. Rental revenue per occupied bed per month is calculated based upon our net student rental revenue earned during the respective quarter divided by average monthly occupied beds over the periods presented.
3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts.
4. Includes costs related to the operation of consolidated joint ventures as noted on page S-5.

S-7

Portfolio Overview [1,2]

Property Type	Design Beds	Leases as % of Design Beds September 30, 2021	2020	Fall 2021 Final Rental Rate Change	Rental Revenue per Leased Bed for Academic Year [3] 2021 / 2022	2020 / 2021
2021 Same Store Owned Properties	95,351	95.8%	90.3%	3.3%	$812	$786
2022 New Same Store Owned Properties [4]	856	93.8%	40.8%	20.0%	$1,467	$1,223
2022 Same Store Owned Properties	96,207	95.8%	89.9%	3.8%	$818	$788

Academic Year 2021/2022 Seasonality Note

As noted on recent earnings calls, the company experienced significantly elevated levels of spring and summer-term leasing during the first half of 2021, as compared to pre-pandemic levels. Given the 2021/2022 academic year lease-up resulted in occupancy approaching pre-pandemic levels, the company anticipates spring and summer-term leasing will return to pre-pandemic levels in 2022. As a result, primarily due to the positive effects the elevated spring and summer leasing had on same store revenue growth during the first and second quarter 2021 comparable periods, the company anticipates that same store revenue growth will moderate from approximately 8.0% in the fourth quarter of 2021 to a range of 6.75-7.75% and 5.0-6.0% for the first and second quarters of 2022, respectively.

1. Represents leasing results for the 2021/2022 academic year as of September 30, 2021, as compared to prior academic year occupancy and rental rates as of September 30, 2020.
2. Refer to page S-17 for detail of our store groupings.
3. Represents average rental revenue per leased bed for the academic years presented. For the 2020/2021 academic year, rental revenue per leased bed includes the effects of on-campus rent refunds and rent relief under the company's Resident Hardship Program.
4. Does not include completed phases of the Disney College Program project. All phases of the Disney College Program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.

S-8

Owned Development Update
($ in thousands)

RECENTLY COMPLETED PROJECTS

University / Market Served	Project	Location	Project Type	Beds		Total Project Cost [1]	Construction Completed
Walt Disney World® Resort	Disney College Program Phase III	Orlando, FL	ACE	984	$	54,400	January 2021
	Disney College Program Phase IV	Orlando, FL	ACE	1,521		84,500	May 2021
	Disney College Program Phase V [2]	Orlando, FL	ACE	1,152		71,900	July 2021
				3,657	**$**	**210,800**	

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION [3]

University / Market Served	Project	Location	Project Type	Beds		Estimated Project Cost [1]		Total Costs Incurred as of September 30, 2021 [4]	Scheduled Completion
Walt Disney World® Resort	Disney College Program Phases VI-VIII [5]	Orlando, FL	ACE	2,947	$	172,600	$	155,057	Jan, May & Aug 2022
	Disney College Program Phases IX-X [6]	Orlando, FL	ACE	2,209		122,700		91,371	Jan & May 2023
				5,156	**$**	**295,300**	**$**	**246,428**	

1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities or ground lessors. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Total and Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the ground lessors.
2. Includes an additional $20.4 million in project costs due to the early delivery of 288 beds which were previously scheduled for delivery in January 2022 as a part of Phase VI.
3. Does not include land parcels in twelve markets totaling $89.9 million.
4. Includes $262.2 million in construction in progress ("CIP") and excludes $7.9 million of CIP balances related to ongoing renovation projects at operating properties. Total consolidated CIP as of September 30, 2021 was $270.1 million.
5. Phase VI, with estimated project costs of $40.9 million and 579 beds, is scheduled for occupancy in January 2022. Phase VII, with estimated project costs of $90.3 million and 1,632 beds is scheduled for occupancy in May 2022. Phase VIII, with estimated project costs of $41.4 million and 736 beds, is scheduled for occupancy in August 2022.
6. Phase IX, with estimated project costs of $81.5 million and 1,473 beds, is scheduled for occupancy in January 2023. Phase X, with estimated project costs of $41.2 million and 736 beds, is scheduled for occupancy in May 2023.

S-9

Third-Party Development Update
($ in thousands)

	Three Months Ended September 30, 2021	2020	$ Change	Nine Months Ended September 30, 2021	2020	$ Change
Development services revenue[1]	$ 938	$ 2,186	$ (1,248)	$ 3,763	$ 5,531	$ (1,768)

RECENTLY COMPLETED PROJECTS

University Served	Project	Location	Beds	Total Fees	Construction Completed
University of California, Riverside	North District Phase I	Riverside, CA	1,506	$ 6,700	August 2021

CONTRACTED PROJECTS IN PROGRESS

University Served	Project	Location	Beds	Total Fees	Fees Earned as of September 30, 2021	Fees Earned in Current Year	Remaining Fees as of September 30, 2021	Scheduled Completion
Georgetown University	Capitol Campus Housing	Washington, D.C.	476	$ 3,000	$ 2,201	$ 450	$ 799	August 2022
Concordia University	Phase II	Austin, TX	235	1,300	902	902	398	August 2022
Princeton University	Lake Campus Graduate Housing[2]	Princeton, NJ	604	6,000	—	—	6,000	August 2023
			1,315	**$ 10,300**	**$ 3,103**	**$ 1,352**	**$ 7,197**	

ON-CAMPUS AWARD PIPELINE[3]

University Served	Project	Location	Anticipated Financing Structure	Anticipated Commencement	Targeted Completion	Estimated Fees
Drexel University	Kelly Hall Renovation	Philadelphia, PA	Third-party	Q4 2021	Fall 2023	$1,800
University of California, Irvine	Phase V	Irvine, CA	Third-party	2021 / 2022	Summer 2023 / 2024	$5,700
Massachusetts Institute of Technology	Family & Graduate Housing	Cambridge, MA	ACE / Third-party	Q1 2022	Fall 2024	TBD
University of California, Berkeley	Upper Hearst Development for the Goldman School of Public Policy	Berkeley, CA	Third-party	2022	Summer 2024	$3,000
	Albany Village Graduate Housing	Berkeley, CA	ACE	2022	Fall 2024	N/A
	Master Development - future phases[4]	Berkeley, CA	TBD	TBD	TBD	TBD
University of Texas	Graduate Housing	Austin, TX	Third-party	2022 / 2023	Fall 2024 / 2025	TBD
Emory University	Graduate Housing	Atlanta, GA	Third-party	2022 / 2023	Fall 2024 / 2025	TBD
Northeastern University	Phase II	Boston, MA	ACE	Q1 / Q2 2023	Fall 2025	N/A
University of California, Riverside	Master Development - future phases[4]	Riverside, CA	TBD	TBD	TBD	TBD
Virginia Commonwealth University	Honors College Housing	Richmond, VA	TBD	TBD	TBD	TBD
West Virginia University	Master Development[4]	Morgantown, WV	TBD	TBD	TBD	TBD

1. The nine months ended September 30, 2021 and 2020 amounts include $0.4 million of construction savings revenue related to one project delivered in Fall 2020 and $0.7 million of construction savings revenue related to one project delivered in Fall 2019, respectively.
2. In October 2021, the company executed the development and construction agreements. The project is expected to commence construction during the fourth quarter 2021.
3. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. Anticipated commencement and targeted completion dates for certain projects have been delayed due to disruption associated with COVID-19.
4. These projects include awards to develop multiple phases to be completed over several years. The scope, transaction structure, feasibility, fees, and timing will be determined on a phase by phase basis.

S-10

Management Services Update
($ in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2021	2020	$ Change	2021	2020	$ Change
Management services revenue	$ 2,459	$ 2,771	$ (312)	$ 8,631	$ 9,268	$ (637)

NEW / PENDING MANAGEMENT CONTRACTS

University Served	Project	Location	Approximate Beds	Stabilized Annual Fees [1]	Actual or Anticipated Commencement
University of North Carolina, Chapel Hill	Granville Towers	Chapel Hill, NC	1,315	$ 490	February 2021
University of California, Riverside	North District Phase I	Riverside, CA	1,506	540	September 2021
University of California, Irvine	Phase V	Irvine, CA	1,077	440	September 2023
			3,898	**$ 1,470**	

DISCONTINUED MANAGEMENT CONTRACTS

University Served	Project	Location	Beds	2021 Fee Contribution Prior to Termination	Discontinued As Of
University of California, Berkeley	Garden Village	Berkeley, CA	236	$ 50	April 2021
Clark Atlanta University	CAU Suites	Atlanta, GA	598	60	July 2021
Clark Atlanta University	Heritage Commons	Atlanta, GA	455	60	July 2021
Cleveland State University	Euclid Commons	Cleveland, OH	601	130	July 2021
Cleveland State University	Fenn Tower	Cleveland, OH	438	40	July 2021
Texas A&M University	The Cambridge @ College Station	College Station, TX	552	30	October 2021
Columbus State University	Independence Place	Columbus, GA	555	150	December 2021
			3,435	**$ 520**	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.

S-11

Capital Structure as of September 30, 2021[1]

($ in millions, except per share data)

Market Capitalization & Unsecured Notes Covenants		
Total Debt[2]	$	3,740
Total Equity Market Value[3]		6,821
Total Market Capitalization		10,561
Debt to Total Market Capitalization		35.4%
Net Debt to EBITDA[4]		8.3x
Total Asset Value[5]	$	8,967
Unencumbered Asset Value		7,922
Unencumbered Asset Value to Total Asset Value		88.3%

	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	41.7%
Secured Debt to Total Asset Value	≤ 40%	6.3%
Unencumbered Asset Value to Unsecured Debt	> 150%	249.3%
Interest Coverage[4]	> 1.5x	3.5x

	Principal Outstanding[2]	Weighted Average Interest Rate	Average Term To Maturity
Mortgage Loans[6]	$ 487	4.1%[7]	5.3 Yrs
Unsecured Revolving Credit Facility[8]	577	1.1%	3.6 Yrs
Unsecured Term Loan	200	2.5%	0.7 Yrs
Unsecured Notes[8]	2,400	3.7%	5.5 Yrs
On-Campus Participating Properties	76	4.2%	14.6 Yrs
Total/Weighted Average	**$ 3,740**	**3.3%**	**5.1 Yrs**

Variable Rate Debt as % of Total Debt[9] **15.5%**

Debt Maturity Schedule



Unsecured Notes
Unsecured Term Loans
Mortgage Loans
On-Campus Participating Properties
Unsecured Revolving Credit Facility
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$26
$200
$6
$400
$131
$400
$577 8
$6
$400
$400
$330
$25
$39
$800
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Weighted Average Interest Rate Of Debt Maturing Each Year

	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030+
Fixed Rate Debt	N/A	2.9%	3.8%	4.2%	N/A	3.7%	3.6%	4.1%	N/A	3.4%
Total Debt	N/A	2.7%	3.8%	4.2%	1.2%	3.7%	3.6%	4.0%	N/A	3.4%

1. Refer to the definitions outlined on pages S-18 and S-19 for detailed definitions of terms appearing on this page.
2. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $0.6 million, unamortized original issue discount on unsecured notes of $5.2 million, and unamortized deferred financing costs of $17.8 million.
3. Based on share price of $48.45 and fully diluted share count of 140,783,970 as of September 30, 2021. Assumes conversion of 503,717 common and preferred Operating Partnership units and 1,123,582 unvested restricted stock awards.
4. Refer to calculations on page S-13, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.
5. Excludes accumulated depreciation of $2.0 billion, receivables and intangible assets, net of accumulated amortization, of $89.7 million, and lease-related right of use assets of $456.9 million.
6. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture of which the company has a 55% interest.
7. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.1%.
8. In October 2021, the company issued $400.0 million of 7-year unsecured notes at a yield of 2.261% that mature in 2029. Proceeds from the issuance were used to pay down the balance on the Unsecured Revolving Credit Facility.
9. The company's variable rate debt consists of the unsecured revolving credit facility and $1.2 million of mortgage debt at one of our on-campus participating properties.

S-12

Interest Coverage [1]
($ in thousands)

	Three Months Ended				
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	Last Twelve Months
Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders	$ 24,807	$ 15,618	$ (9,402)	$ (11,439)	$ 19,584
Net (loss) income attributable to noncontrolling interests	(174)	367	(1,651)	(1,920)	(3,378)
Interest expense	28,500	28,977	29,240	29,271	115,988
Income tax provision	216	340	341	340	1,237
Depreciation and amortization	67,724	68,117	68,741	69,445	274,027
Amortization of deferred financing costs	1,368	1,319	1,418	1,470	5,575
Share-based compensation	3,495	5,148	6,481	4,693	19,817
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA")	**$ 125,936**	**$ 119,886**	**$ 95,168**	**$ 91,860**	**$ 432,850**
Pro-forma adjustments to EBITDA [2]					12,098
Adjusted EBITDA					**$ 444,948**
Interest expense from consolidated statement of comprehensive income	$ 28,500	$ 28,977	$ 29,240	$ 29,271	$ 115,988
Amortization of mortgage debt premiums/discounts	1,317	395	340	366	2,418
Capitalized interest	2,654	2,532	2,367	1,849	9,402
Change in accrued interest payable	(6,761)	9,248	(7,062)	7,346	2,771
Cash Interest Expense	**$ 25,710**	**$ 41,152**	**$ 24,885**	**$ 38,832**	**$ 130,579**
Pro-forma adjustments to Cash Interest Expense [2]					(3,499)
Adjusted Interest Expense					**$ 127,080**
Interest Coverage					**3.5x**

1. Refer to pages S-18 and S-19 for detailed definitions of terms appearing on this page.
2. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.

S-13

Capital Allocation – Long Term Funding Plan (2021-2023)

($ in millions)

Sources and Uses for Development - As of September 30, 2021

	Estimated Project Cost	Total Costs Incurred	Remaining Capital Needs
Estimated Capital Uses[1]:			
Disney Internships & College Program Housing			
Phases VI-VIII (2022 deliveries)	$ 173	$ 155	$ 18
Phases IX-X (2023 deliveries)	123	91	32
Total	$ 296	$ 246	**$ 50**

Estimated Sources through 2023:	Capital Sources
Cash and Cash Equivalents as of September 30, 2021	$ 42
Estimated Cash Flow Available for Investment - through 2023[2]	175
Anticipated Debt (Repayment) / Funding - through 2023[3]	(295) to (495)
Anticipated Capital Recycling and/or Equity Funding - through 2023[3]	128 to 328
Total	**$ 50**

Selected Credit Metrics[4]

Credit Metric:	**September 30, 2021**	**Pro Forma[5]**
Total Debt to Total Asset Value	41.7%	36.2% - 38.9%
Net Debt to EBITDA[6]	8.3x	6.0x - 6.4x

Note: This analysis demonstrates the anticipated funding mix for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, joint ventures, free cash available for investment, and/or capital market transactions. Due to the negative impacts of COVID-19 on the available cash flow for investment in 2020 per footnote 2 below, the Estimated Cash Flow Available for Investment through 2023 assumes available cash flow in 2021 is consistent with levels experienced in 2020, followed by a gradual recovery to fully normalized levels by 2023. For purposes of calculating the pro forma Net Debt to EBITDA ratio, EBITDA has been normalized for the COVID-19 related impacts on revenue and operating expenses and assumes the original underwritten EBITDA for the development properties delivered in 2020 and beyond.

1. Includes owned development projects under construction and management's Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on page S-9.
2. Available cash flow is derived from disclosures in our 2020 Form 10-K and is calculated as net cash provided by operating activities of $351.1 million, excluding changes in working capital of $40.9 million plus interest rate swap related items of $1.7 million, less dividend payments of $260.8 million, less principal payments on debt of $11.9 million, less recurring capital expenditures of $20.8 million. This calculation results in available cash flow for investment in 2020 of $15.0 million.
3. Reflects the company's current anticipated capital sources to fund committed developments through 2023. The actual mix of capital sources may vary based on prevailing capital market conditions and the company's balance sheet management strategy.
4. Refer to definitions outlined on pages S-18 and S-19 for detailed definitions of terms appearing on this page.
5. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs in excess of debt are funded with equity, while the higher end assumes remaining needs in excess of debt are funded with dispositions. Actual ratios will vary based on the timing of construction funding, future cash flow available for investment, and the ultimate mix of sources from debt, equity, joint ventures, or dispositions.
6. Refer to page S-13 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure.

S-14

2021 Outlook - Summary [1]

($ in thousands, except share and per share data)

	Prior Guidance		Current Guidance	
	Low	High	Low	High
Net income	$ 10,400	$ 29,900	$ 26,100	$ 37,200
Noncontrolling interests' share of net loss	(3,300)	(3,300)	(2,800)	(2,800)
Joint Venture ("JV") partners' share of FFO				
JV partners' share of net loss	3,500	3,500	3,000	3,000
JV partners' share of depreciation and amortization	(7,700)	(7,700)	(7,700)	(7,700)
	(4,200)	(4,200)	(4,700)	(4,700)
Total depreciation and amortization	273,600	273,600	273,700	273,700
Corporate depreciation	(3,100)	(3,100)	(3,100)	(3,100)
FFO	**273,400**	**292,900**	**289,200**	**300,300**
Elimination of operations from on-campus participating properties ("OCPP")	(11,000)	(11,000)	(11,200)	(11,200)
Contribution from OCPPs	3,100	3,100	3,100	3,100
Executive retirement charges [2]	2,600	2,600	2,600	2,600
Elimination of litigation settlement expense [3]	2,000	2,000	2,000	2,000
Stockholder engagement and other proxy advisory costs [4]	900	900	900	900
FFOM	**$ 271,000**	**$ 290,500**	**$ 286,600**	**$ 297,700**
Net income per share - diluted	**$ 0.07**	**$ 0.21**	**$ 0.19**	**$ 0.27**
FFO per share - diluted	**$ 1.95**	**$ 2.09**	**$ 2.06**	**$ 2.14**
FFOM per share - diluted	**$ 1.93**	**$ 2.07**	**$ 2.04**	**$ 2.12**
Weighted-average common shares outstanding - diluted	**140,214,200**	**140,214,200**	**140,214,200**	**140,214,200**

1. The company believes that the financial results for the year ending December 31, 2021 may be affected by a number of factors, including but not limited to:
   - any material impacts to our revenues or operating expenses resulting from the COVID-19 pandemic, as well as any stimulus payments or related governmental relief that may be received by the company, our tenants, and/or our University partners;
   - national and regional economic trends and events;
   - the timing and amount of any acquisitions, dispositions, or joint venture activity;
   - interest rate risk;
   - the timing of commencement and completion of construction on owned and third-party development projects;
   - university enrollment, funding, and policy trends;
   - the outcome of legal proceedings arising in the normal course of business; and
   - the finalization of property tax rates and assessed values in certain jurisdictions.
2. Represents accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021.
3. Represents expenses associated with the settlements of litigation matters that are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income.
4. Represents consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting.

S-15

2021 Outlook - Changes from Previous Guidance

($ in thousands, except share and per share data)

FFOM Guidance	As Reported	Prior Guidance		Current Guidance		Significant Changes from Previous Guidance and Assumptions
	Nine Months Ended September 30, 2021	Year Ending December 31,2021		Year Ending December 31,2021		
		Low	High	Low	High	
Owned properties [1]						
2021 same store properties						
Rental revenue	$ 578,758	$ 784,000	$ 793,200	$ 798,000	$ 801,400	
Other income	39,453	48,600	48,600	49,900	49,900	
Same store revenue	$ 618,211	$ 832,600	$ 841,800	$ 847,900	$ 851,300	Owned property guidance revised to reflect final leasing results for the 2021/2022 academic year and anticipated property operating performance for the remainder of the year.
% growth	*3.3 %*	*2.4 %*	*3.5 %*	*4.3 %*	*4.7 %*	
Same store operating expenses	(295,591)	(394,400)	(392,200)	(392,300)	(391,500)	
% growth	*5.4 %*	*6.1 %*	*5.5 %*	*5.5 %*	*5.3 %*	
Same store net operating income ("NOI")	$ 322,620	$ 438,200	$ 449,600	$ 455,600	$ 459,800	
% growth	*1.4 %*	*(0.7)%*	*1.8 %*	*3.2 %*	*4.2 %*	
2021 new properties NOI	$ 8,197	$ 16,700	$ 19,100	$ 16,700	$ 17,500	Includes $6.3 - $6.9 million forecasted NOI contribution in the fourth quarter from phases I-V of the Disney College Program project.
2021 NOI loss from dispositions and other	$ (207)	$ (1,000)	$ (1,000)	$ (300)	$ (300)	Includes recurring professional fees related to the operation of the ACC/Allianz joint venture. Impact of disposition activity has now been removed as any dispositions are now not expected to occur until 2022.
Total owned properties NOI	$ 330,610	$ 453,900	$ 467,700	$ 472,000	$ 477,000	
Third-party development services revenue	$ 3,763	$ 5,000	$ 11,400	$ 5,000	$ 11,400	See page S-10 for the for third-party development projects that are possible to commence during the fourth quarter of 2021.
Third-party management services revenue	$ 8,631	$ 12,000	$ 12,400	$ 12,000	$ 12,200	
Third-party development and mgmt. services expenses	$ (15,377)	$ (20,100)	$ (20,300)	$ (20,300)	$ (20,400)	
General and administrative expenses	$ (35,563)	$ (45,200)	$ (45,500)	$ (45,300)	$ (45,500)	Actual G&A for the first nine months includes $2.0 million in costs associated with a litigation settlement, $0.9 million in stockholder engagement and other proxy advisory costs, and $2.6 million in executive retirement charges, all of which are eliminated for the purposes of calculating FFOM.
Ground/facility leases expense	$ (12,145)	$ (17,000)	$ (17,400)	$ (17,200)	$ (17,400)	
Less: OCPP ground/facility leases expense	$ 1,634	$ 1,400	$ 1,400	$ 1,400	$ 1,400	
Interest income	$ 959	$ 1,400	$ 1,400	$ 1,400	$ 1,400	Excludes on-campus participating properties ("OCPPs") for the purposes of calculating FFOM.
Interest expense	$ (87,488)	$(116,900)	$ (116,900)	$ (118,200)	$ (118,200)	Interest expense reflects the October issuance of $400 million senior unsecured notes with a 2.25% coupon and is net of $8.6 million of capitalized interest.
Less: OCPP interest expense	$ 2,678	$ 3,500	$ 3,500	$ 3,500	$ 3,500	
Amortization of deferred financing costs	$ (4,134)	$ (5,600)	$ (5,600)	$ (5,700)	$ (5,700)	Includes additional deferred financing cost associated with the October issuance of $400 million senior unsecured notes. Excludes OCPPs for the purposes of calculating FFOM.
Corporate depreciation	$ (2,154)	$ (3,100)	$ (3,100)	$ (3,100)	$ (3,100)	Represents corporate depreciation expense not added back in the calculation of FFO as per the NAREIT definition of FFO.
OCPP overhead	$ (1,239)	$ (1,500)	$ (1,700)	$ (1,600)	$ (1,600)	
Income tax provision	$ (1,021)	$ (1,400)	$ (1,400)	$ (1,400)	$ (1,400)	
JV partners' share of net loss	$ 3,230	$ 3,500	$ 3,500	$ 3,000	$ 3,000	
JV partners' share of depreciation and amortization	$ (5,697)	$ (7,700)	$ (7,700)	$ (7,700)	$ (7,700)	Revised to reflect final 2021/2022 academic year leasing results for the ACC/Allianz JV portfolio and the portfolio's anticipated operating performance for the remainder of the year. For the purposes of calculating NAV, the company excludes $10.8 million of annual NOI and $148.5 million of mortgage debt related to consolidated joint venture partners' share of NOI and any mortgage debt.
Contribution from OCPPs	$ 2,769	$ 3,100	$ 3,100	$ 3,100	$ 3,100	Includes the company's 50% share of OCPP net cash flow and management and development fees received, as per the definition of FFOM on page S-18.
Other nonoperating income	$ 157	$ 200	$ 200	$ 200	$ 200	
Elimination of litigation settlement expense	$ 2,033	$ 2,000	$ 2,000	$ 2,000	$ 2,000	
Stockholder engagement and other proxy advisory costs	$ 914	$ 900	$ 900	$ 900	$ 900	See G&A expense note above.
Executive retirement charges	$ 2,588	$ 2,600	$ 2,600	$ 2,600	$ 2,600	
FFOM per share - diluted	**$ 1.39**	**$ 1.93**	**$ 2.07**	**$ 2.04**	**$ 2.12**	

1. Refer to page S-17 for detail of the 2021 same store and new property groupings.

S-16

Detail of Property Groupings

As of September 30, 2021

	2021 Grouping				2022 Grouping			
	Same Store Properties		New Properties		Same Store Properties		New Properties	
	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds
Properties Purchased or Developed Prior to January 1, 2020	157	95,351			157	95,351		
2020 Development Deliveries [1]			3	2,483	2	856	1 [2]	1,627 [2]
2021 Development Deliveries [1 3]			—	3,657			—	3,657
2022 Development Deliveries [1]			—	2,947			—	2,947
2023 Development Deliveries [1]			—	2,209			—	2,209
Total Owned Properties	**157**	**95,351**	**3**	**11,296**	**159**	**96,207**	**1**	**10,440**

Grand Total # of Owned Properties (All Groupings)	**160**
Grand Total Owned Design Beds (All Groupings)	**106,647**

Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included.

2021: The 2021 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2021 and 2020. This same store grouping will be used for purposes of presenting our 2021 same store operating results.

2022: The 2022 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2022 and 2021. This same store grouping will be used for purposes of presenting our 2022 same store operating results.

1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries occurring in 2020 and full development completion anticipated in 2023. All phases are counted as one property in the table above. As of September 30, 2021, five phases have been completed totaling 5,284 beds.
2. Represents phases I - II of the Disney College Program project, which were completed in May and August 2020. All phases of the Disney College Program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.
3. Includes 288 beds delivered in July 2021 with Phase V of the Disney College Program, which were previously scheduled for delivery in January 2022 as a part of Phase VI.

S-17

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (”FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (”FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including an allocation of costs related to corporate management and oversight. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-18

Definitions On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Operating Expenses General & administrative and other expenses include security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, food service, and other miscellaneous expenses. Utilities expense represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. Payroll expense includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. Repairs and maintenance expense includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. Marketing expense includes costs related to property marketing campaigns associated with our ongoing leasing efforts. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design Beds less beds used by on-site staff. Same Store Grouping Properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Includes the full operating results of properties owned through joint ventures in which the company has a controlling financial interest and which are consolidated for financial reporting purposes. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables, intangibles, and right of use assets, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including finance leases and excluding mark-to-market premiums/ discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-19

Investor Information

Executive Management

Bill Bayless	Chief Executive Officer
Jennifer Beese	President & Chief Operating Officer
Daniel Perry	Chief Financial Officer
William Talbot	Chief Investment Officer
Kim Voss	Chief Accounting Officer

Research Coverage

Angus Kelleher	Argus Research Company	(203) 548-9892	akelleher@argusresearch.com
Jeffery Spector / Joshua Dennerlein	BofA Securities	(646) 855-1363 / (646) 855-1681	jeff.spector@bofa.com / joshua.dennerlein@bofa.com
Neil Malkin	Capital One	(571) 633-8191	neil.malkin@capitalone.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Derek Johnston / Tom Hennessy	Deutsche Bank Securities, Inc.	(212) 250-5683 / (212) 250-4063	derek.johnston@db.com / tom.hennessy@db.com
Steve Sakwa / Samir Khanal	Evercore ISI	(212) 446-9462 / (212) 888-3796	steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com
Chandni Luthra	Goldman Sachs	(212) 902-5533	chandni.luthra@gs.com
John Pawlowski / Alan Peterson	Green Street Advisors	(949) 640-8780 / (949) 640-8780	jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com
Anthony Paolone / Nikita Bely	J.P. Morgan Securities	(212) 622-6682 / (212) 622-0695	anthony.paolone@jpmorgan.com / nikita.bely@jpmorgan.com
Jordan Sadler / Austin Wurschmidt	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2311	jsadler@key.com / awurschmidt@key.com
Alexander Goldfarb / Daniel Santos	Piper Sandler & Co.	(212) 466-7937 / (212) 466-7927	alexander.goldfarb@psc.com / daniel.santos@psc.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Corporate Headquarters

American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738

Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampus.com

Investor Relations

Ryan Dennison
SVP, Capital Markets and Investor Relations

(512) 732-1000
rdennison@americancampus.com

S-20

Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this presentation contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities, Inc. (the “company”) operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward- looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. These risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking-statements include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, and those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2020 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2021 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The Company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the Company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.